EXHIBIT 10.2

Note: These pages are provided solely for purposes of content, setting forth the language on the back of the Option Grant(s). The following does not evidence the Option Grant(s), that is accomplished solely by the Stock Option Grant Certificate.

THE SECURITIES EVIDENCED HEREBY (OR ISSUABLE UPON EXERCISE HEREOF) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY THE SECURITIES ACT, REGULATION D AND/OR RULE 701, PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION. THE SECURITIES EVIDENCED HEREBY (AND THE SHARES ISSUABLE UPON EXERCISE HEREOF) ARE OR WILL BE SUBJECT TO RESTRICTIONS ON TRANSFER AND RESALE UNDER A STOCKHOLDERS AGREEMENT AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS PURSUANT TO REGISTRATION OR EXEMPTION FROM REGISTRATION REQUIREMENTS THEREUNDER.

                                  LABTEC, INC.

                           1997 EMPLOYEE STOCK OPTION

                        Option Certificate and Agreement

         This stock option is granted by Labtec, Inc., a Delaware corporation (the "Company"), to the Optionee noted on the facing page (the "Optionee"), pursuant to the Company's 1997 Employee Stock Option Plan (the "Plan"). All initially capitalized terms not otherwise defined herein shall have the meaning provided in the Plan.

1.       Grant of Option
         ---------------

         This certificate evidences the grant by the Company on the date shown on the facing page (the "Grant Date") to the Optionee of an option to purchase, in whole or in part, on the terms provided herein and in the Plan, a total of the shares indicated on the facing page of Common Stock, par value $.01 per share, of the Company (the "Shares") at the Option Exercise Price per share indicated on the facing page.

         The latest date on which this option may be exercised (the "Expiration Date") is the earliest of (a) October 7, 2007, or (b) the termination hereof in accordance with this Agreement, the Stockholders Agreement dated as of October 7, 1997 among the Company and certain other parties thereto as amended and in effect from time to time (the "Stockholders Agreement") or the Plan.

         The option evidenced by this certificate is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code (the "Code").

         Subject to the following sentence, this option shall become exercisable in annual installments over four years beginning on the date indicated on the facing page (the "Initial Vesting Date") (i.e., it shall become exercisable as to 25% of the total number of Shares on the Initial Vesting Date and on each anniversary thereof, except as accelerated by the Board pursuant to the Plan.). Notwithstanding the foregoing, in the event of any Change in Control (as defined in the Stockholders Agreement), this option shall be exercisable for 100% of the number of Shares set forth on the facing page (but in no event shall this option be exercisable for more than the number of shares set forth on the facing page); provided, however, that any transaction after which the Company (or any other entity owning substantially all of the consolidated assets of the Company) becomes the direct or indirect subsidiary of an entity (but not including another direct or indirect subsidiary) of which more than 50% of the voting stock is not owned by a Person (or group of Persons acting in concert) other than Bain Capital, Inc., Sun Capital Partners, Inc. or any of their Affiliates (a "Related Transaction") shall not be a Change in Control for Purposes hereof. In connection with any Related Transaction, clause (ii) of Section 6(i) of the Plan shall apply and no consent of the Optionee shall be required.

2.       Exercise of Option
         ------------------

         Each election to exercise this option shall be in writing, signed by the Optionee or by his or her executor or administrator or by the person or persons to whom this option is transferred by will or the applicable laws of descent and distribution (the "Legal Representative"), and received by the Company at its principal office, accompanied by payment in full of the applicable exercise price and by such additional documentation evidencing the right to exercise (or, in the case of a Legal Representative, of the authority of such person) as the Company may require. The exercise price may be paid (i) in cash, bank cashier's check acceptable to the Company, or money order payable to the order of the Company or (ii) by any other means acceptable to the Board in its sole discretion.

3.       Stockholders Agreement
         ----------------------

         This option and any Shares received upon the exercise of this option shall be subject to the Stockholders Agreement, and no Shares shall be issued upon the exercise of this option unless and until the Optionee shall have executed the Stockholders Agreement or a Joinder to Stockholders Agreement satisfactory to the Company. The Shares received upon exercise of this option shall be subject to the rights, restrictions and obligations applicable to "Management Shares" as provided from time to time in such Stockholders Agreement and (if applicable) Joinder to Stockholders Agreement. Without limiting the generality of the foregoing provisions, in the event any Shares are issuable and issued upon exercise of this option after termination of employment as contemplated by Section 6 below, then such shares shall be subject to the provisions of the Stockholders Agreement (including but not limited to the call provisions of Section 7 of the Stockholders Agreement) to the same extent as if such Shares were issued prior to such termination of employment.

4.       Restrictions on Transfer
         ------------------------

         In addition to the provisions of Section 3 above, if at the time this option is exercised the Company is a party to any other agreement restricting the transfer of any outstanding shares of its Common Stock, this option may be exercised only if the Shares so acquired are made subject to the transfer restrictions set forth in that agreement (or if more than one such agreement is then in effect, the agreement or agreements specified by the Board); provided that such Shares may be appropriately legended to reflect the foregoing restrictions or any other restrictions to which such Shares may be subject.

5.       Withholding
         -----------

         No Shares will be transferred pursuant to the exercise of this option unless and until the person exercising this option shall have remitted to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements, or shall have made other arrangements satisfactory to the Company with respect to such taxes.

6.       Status Change
         -------------

         Upon the termination of the Optionee's employment, this option shall terminate as to any Shares not vested immediately prior to termination; provided, that the Board in its sole discretion may, but shall not be obligated to, provide (either prior to or following termination) that any or all of such portion of this option not otherwise vested prior to termination shall be treated as having become vested immediately prior to termination. As to that number of Shares for which the option was vested, or deem vested by action of the Board, immediately prior to termination, it shall become and remain exercisable as follows:

         (i) if termination occurs for any reason other than death, for a period of 90 days following such date of termination, but in no event beyond the Expiration Date, or (ii) if termination occurs because of death, for a period of 180 days following such date of termination, but in no event beyond the Expiration Date. Notwithstanding the foregoing, if the Optionee is terminated "for cause" (as defined in Section 6(h) of the Plan), this option shall immediately terminate as to all Shares subject hereto, whether or not vested immediately prior to such termination for cause.

7.       Effect on Employment
         --------------------

         Neither the grant of this option, nor the issuance of Shares upon exercise of this option, shall give the Optionee any right to be retained in the employ of the Company, affect the right of the Company to discharge or discipline such Optionee at any time, or affect any right of such Optionee to terminate his or her employment at any time.

8.       Provisions of the Plan
         ----------------------

         This option is subject in its entirety to the provisions of the Plan, a copy of which is furnished to the Optionee with this option.

9.       Termination of Option on Certain Events
         ---------------------------------------

         The Optionee has entered into a certain agreement with the Company (the "[Employment] [Letter] Agreement") containing, among other things, provisions regarding noncompetition and nonsolicitation, protection of confidential information and documents and intellectual property rights. Notwithstanding anything herein, in the Plan or in any other document to the contrary, in the event that the Optionee breaches such covenants made by the Optionee in the Employment Agreement, this option shall terminate immediately as to all Shares subject hereto, whether or not vested.

10.      Miscellaneous
         -------------

         This Option Certificate and Agreement in all respects, including all matters of construction, shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to any laws or rules governing conflicts of laws. By execution hereof, the Optionee agrees that any controversy, dispute or claim arising out of or relating to this Agreement which cannot be settled by mutual agreement shall be finally settled by arbitration as follows: Any party who is aggrieved shall deliver a notice to the other parties hereto setting forth the specific points in dispute. Any points remaining in dispute 45 days after the giving of such notice shall be submitted to binding arbitration in the State of Washington to the American Arbitration Association ("AAA") before a single arbitrator mutually agreeable to the parties, and failing such agreement, appointed in accordance with AAA's Arbitration Rules (the "Rules"), modified only as herein expressly provided. The arbitrator may enter a default decision against any party who fails to participate in the arbitration proceedings after having been notified in accordance with the Rules. The decision of the arbitrator on the points in dispute will be final, unappealable and binding and judgment on the award may be entered in any court having jurisdiction thereof. In any dispute arising from or in connection with this Agreement, the non-prevailing party shall pay its own and the prevailing party's fees and expenses (including reasonable attorneys' fees).

                                     [BACK]

THE SECURITIES EVIDENCED HEREBY (OR ISSUABLE UPON EXERCISE HEREOF) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY THE SECURITIES ACT, REGULATION D AND/OR RULE 701, PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION. THE SECURITIES EVIDENCED HEREBY (AND THE SHARES ISSUABLE UPON EXERCISE HEREOF) ARE OR WILL BE SUBJECT TO RESTRICTIONS ON TRANSFER AND RESALE UNDER A STOCKHOLDERS AGREEMENT AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS PURSUANT TO REGISTRATION OR EXEMPTION FROM REGISTRATION REQUIREMENTS THEREUNDER.

LABTEC, INC.

1997 EMPLOYEE STOCK OPTION

Option Certificate and Agreement
--------------------------------

This stock option is granted by Labtec, Inc., a Delaware corporation (the "Company"), to the Optionee noted on the facing page (the "Optionee"), pursuant to the Company's 1997 Employee Stock Option Plan (the "Plan"). All initially capitalized terms not otherwise defined herein shall have the meaning provided in the Plan.

1. Grant of Option
   ---------------

This certificate evidences the grant by the Company on the date shown on the facing page (the "Grant Date") to the Optionee of an option to purchase, in whole or in part, on the terms provided herein and in the Plan, a total of the shares indicated on the facing page of Common Stock, par value $.01 per share, of the Company (the "Shares") at the Option Exercise Price per share indicated on the facing page.

The latest date on which this option may be exercised (the "Expiration Date") is the earliest of (a) October 7, 2007, or (b) the termination hereof in accordance with this Agreement, the Stockholders Agreement dated as of October 7, 1997 among the Company and certain other parties thereto as amended and in effect from time to time (the "Stockholders Agreement") or the Plan.

The option evidenced by this certificate is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code (the "Code").

Subject to the following sentence, this option shall become exercisable in annual installments over four years beginning on the date indicated on the facing page (the "Initial Vesting Date") (i.e., it shall become exercisable as to 25% of the total number of Shares on the Initial Vesting Date and on each anniversary thereof, except as accelerated by the Board pursuant to the Plan.). Notwithstanding the foregoing, in the event of any Change in Control (as defined in the Stockholders Agreement), this option shall be exercisable for 100% of the number of Shares set forth on the facing page (but in no event shall this option be exercisable for more than the number of shares set forth on the facing page); provided, however, that any transaction after which the Company (or any other entity owning substantially all of the consolidated assets of the Company) becomes the direct or indirect subsidiary of an entity (but not including another direct or indirect subsidiary) of which more than 50% of the voting stock is not owned by a Person (or group of Persons acting in concert) other than Bain Capital, Inc., Sun Capital Partners, Inc. or any of their Affiliates (a "Related Transaction") shall not be a Change in Control for Purposes hereof. In connection with any Related Transaction, clause (ii) of Section 6(i) of the Plan shall apply and no consent of the Optionee shall be required.

2. Exercise of Option
   ------------------

Each election to exercise this option shall be in writing, signed by the Optionee or by his or her executor or administrator or by the person or persons to whom this option is transferred by will or the applicable laws of descent and distribution (the "Legal Representative"), and received by the Company at its principal office, accompanied by payment in full of the applicable exercise price and by such additional documentation evidencing the right to exercise (or, in the case of a Legal Representative, of the authority of such person) as the Company may require. The exercise price may be paid (i) in cash, bank cashier's check acceptable to the Company, or money order payable to the order of the Company or (ii) by any other means acceptable to the Board in its sole discretion.

3. Stockholders Agreement
   ----------------------

This option and any Shares received upon the exercise of this option shall be subject to the Stockholders Agreement, and no Shares shall be issued upon the exercise of this option unless and until the Optionee shall have executed the Stockholders Agreement or a Joinder to Stockholders Agreement satisfactory to the Company. The Shares received upon exercise of this option shall be subject to the rights, restrictions and obligations applicable to "Management Shares" as provided from time to time in such Stockholders Agreement and (if applicable) Joinder to Stockholders Agreement. Without limiting the generality of the foregoing provisions, in the event any Shares are issuable and issued upon exercise of this option after termination of employment as contemplated by
Section 6 below, then such shares shall be subject to the provisions of the Stockholders Agreement (including but not limited to the call provisions of Section 7 of the Stockholders Agreement) to the same extent as if such Shares were issued prior to such termination of employment.

4. Restrictions on Transfer
   ------------------------

In addition to the provisions of Section 3 above, if at the time this option is exercised the Company is a party to any other agreement restricting the transfer of any outstanding shares of its Common Stock, this option may be exercised only if the Shares so acquired are made subject to the transfer restrictions set forth in that agreement (or if more than one such agreement is then in effect, the agreement or agreements specified by the Board); provided that such Shares may be appropriately legended to reflect the foregoing restrictions or any other restrictions to which such Shares may be subject.

5. Withholding
   -----------

No Shares will be transferred pursuant to the exercise of this option unless and until the person exercising this option shall have remitted to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements, or shall have made other arrangements satisfactory to the Company with respect to such taxes.

6. Status Change
   -------------

Upon the termination of the Optionee's employment, this option shall terminate as to any Shares not vested immediately prior to termination; provided, that the Board in its sole discretion may, but shall not be obligated to, provide (either prior to or following termination) that any or all of such portion of this option not otherwise vested prior to termination shall be treated as having become vested immediately prior to termination. As to that number of Shares for which the option was vested, or deem vested by action of the Board, immediately prior to termination, it shall become and remain exercisable as follows:

(i) if termination occurs for any reason other than death, for a period of 90 days following such date of termination, but in no event beyond the Expiration Date, or (ii) if termination occurs because of death, for a period of 180 days following such date of termination, but in no event beyond the Expiration Date. Notwithstanding the foregoing, if the Optionee is terminated "for cause" (as defined in Section 6(h) of the Plan), this option shall immediately terminate as to all Shares subject hereto, whether or not vested immediately prior to such termination for cause.

7. Effect on Employment
   --------------------

Neither the grant of this option, nor the issuance of Shares upon exercise of this option, shall give the Optionee any right to be retained in the employ of the Company, affect the right of the Company to discharge or discipline such Optionee at any time, or affect any right of such Optionee to terminate his or her employment at any time.

8. Provisions of the Plan
   ----------------------
                                      -6-

This option is subject in its entirety to the provisions of the Plan, a copy of which is furnished to the Optionee with this option.

9. Termination of Option on Certain Events
   ---------------------------------------

The Optionee has entered into a certain agreement with the Company (the "[Employment] [Letter] Agreement") containing, among other things, provisions regarding noncompetition and nonsolicitation, protection of confidential information and documents and intellectual property rights. Notwithstanding anything herein, in the Plan or in any other document to the contrary, in the event that the Optionee breaches such covenants made by the Optionee in the Employment Agreement, this option shall terminate immediately as to all Shares subject hereto, whether or not vested.

10. Miscellaneous
    -------------

This Option Certificate and Agreement in all respects, including all matters of construction, shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to any laws or rules governing conflicts of laws. By execution hereof, the Optionee agrees that any controversy, dispute or claim arising out of or relating to this Agreement which cannot be settled by mutual agreement shall be finally settled by arbitration as follows: Any party who is aggrieved shall deliver a notice to the other parties hereto setting forth the specific points in dispute. Any points remaining in dispute 45 days after the giving of such notice shall be submitted to binding arbitration in the State of Washington to the American Arbitration Association ("AAA") before a single arbitrator mutually agreeable to the parties, and failing such agreement, appointed in accordance with AAA's Arbitration Rules (the "Rules"), modified only as herein expressly provided. The arbitrator may enter a default decision against any party who fails to participate in the arbitration proceedings after having been notified in accordance with the Rules. The decision of the arbitrator on the points in dispute will be final, unappealable and binding and judgment on the award may be entered in any court having jurisdiction thereof. In any dispute arising from or in connection with this Agreement, the non-prevailing party shall pay its own and the prevailing party's fees and expenses (including reasonable attorneys' fees).


                                      -7-